                                EXHIBIT 24
                            POWERS OF ATTORNEY

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints MARK D. STEVENS and RICHARD S. SCHOENFELDT, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:     /s/Mark Stevens

                         Print Name:    Mark Stevens

                         Title:         President and CEO

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints MARK D. STEVENS and RICHARD S. SCHOENFELDT, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:     /s/Patsy L. Williamson

                         Print Name:     Patsy L. Williamson

                         Title:          Director and Chairperson

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints MARK D. STEVENS and RICHARD S. SCHOENFELDT, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:     /s/Ted M. Gans

                         Print Name:     Ted. M. Gans

                         Title:          Director

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints MARK D. STEVENS and RICHARD S. SCHOENFELDT, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:     /s/Donald R. Gorman

                         Print Name:     Donald R. Gorman

                         Title:          Director

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints MARK D. STEVENS and RICHARD S. SCHOENFELDT, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:     /s/J. Daniel Frisina

                         Print Name:     J. Daniel Frisina

                         Title:          Director

                             POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints MARK D. STEVENS and RICHARD S. SCHOENFELDT, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         Signature:     /s/Ben C. Parr

                         Print Name:     Ben C. Parr

                         Title:          Director